                                   [GRAPHIC]

                                           Annual Report August 31, 2000




Oppenheimer

U.S. Government Trust






                                        [LOGO] OppenheimerFunds(R)
                                               The Right Way to Invest

REPORT HIGHLIGHTS


                High-grade mortgage-backed securities were the key contributors to the Fund's good performance.

                At various points during the reporting period, we adjusted our allocations among Treasuries and mortgages in response to changing market conditions.

                Because mortgages continue to offer significantly more yield than Treasuries, we continue to emphasize these securities in the portfolio.


     CONTENTS

  1  President's Letter

  3  An Interview with Your Fund's Managers

  7  Fund Performance

 12  Financial Statements

 33  Independent Auditors' Report

 34  Federal Income Tax Information

 35  Officers and Trustees


--------------------------------

Average Annual Total Returns*

For the 1-Year Period
Ended 8/31/00

Class A
Without         With
Sales Chg.      Sales Chg.
--------------------------------
7.03%           1.94%

Class B
Without         With
Sales Chg.      Sales Chg.
--------------------------------
6.22%           1.22%

Class C
Without         With
Sales Chg.      Sales Chg.
--------------------------------
6.21%           5.21%

Class Y
--------------------------------
7.39%

--------------------------------




                   *See Notes on page 10 for further details.

PRESIDENT'S LETTER


Dear Shareholder,

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
U.S. Government Trust


Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

     We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

     In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

     Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.



                      1  OPPENHEIMER U.S. GOVERNMENT TRUST

PRESIDENT'S LETTER


     What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

     At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, health-care and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

     In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
September 22, 2000




These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.



                      2  OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGERS


[GRAPHIC]

Portfolio Management
Team (l to r)
John Kowalik
Leslie Falconio
Gina Palmieri


How did the Fund perform during the past fiscal year?

A. We are pleased to report that, for the one-year period that ended August 31, 2000, Oppenheimer U.S. Government Trust delivered an average annual total return, without sales charges, of 7.03% for Class A shares./1/ We attribute much of the Fund's solid performance during the past year to our active management of the portfolio's allocations among Treasury and non-Treasury securities in response to market conditions over the past 12 months.


What key events characterized the bond market over the reporting period?

The most significant event in the fixed income markets during the past year, in our opinion, was the Federal budget surplus. This has enabled the Treasury Department to buy back a sizable portion of its long-term debt, namely, 30-year Treasury bonds. In addition, the Treasury cut the number of its annual auctions of these securities from four to two. Overall, these actions are helping to reduce the amount of the Federal government's outstanding debt. The markets reacted to this decrease in the supply of longer Treasuries and, as a result, 30-year Treasuries rallied. The Treasury's decisions, coupled with the Federal Reserve's (the Fed's) numerous interest-rate hikes, contributed to a notable occurrence: an inversion of the Treasury yield curve. This is an unusual situation in which short- and intermediate-term, Treasuries yield more than long-term Treasuries.




1. See page 10 for further details.


                      3  OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGERS


"A key factor that we believe affected the Fund's recent performance was the wide yield spreads, or differences, between Treasury and non-Treasury securities."


     Another key event that we believe had an effect on the Fund involved the current wide yield spreads, or differences, between Treasury and non-Treasury securities. Because Oppenheimer U.S. Government Trust portfolio continues to invest primarily in both Treasury and non-Treasury securities, we believe these events were the most relevant factors affecting performance during the reporting period.

How did you manage the portfolio in light of these conditions?

In response to these market events, we continually adjusted the portfolio's allocations to both Treasuries and non-Treasury "spread products." This is consistent with our strategy of appropriately adjusting our mix of Treasury and mortgage-backed securities as the market changes. In the fourth quarter of 1999, for example, we increased our position in mortgage-backed securities, since these offered a considerable yield advantage over Treasuries. Traditionally, this asset class has most positively contributed to the Fund's performance.

     We maintained this position until the beginning of this year, when it became evident that the Government surplus and Treasury buybacks were significantly affecting longer-term Treasury bonds. At that point, we departed from our typical mix of 60% mortgages and 40% Treasuries, and began to cut back on spread products. This allowed us to purchase more Treasuries, which had not yet begun to rally. In June, we became more confident about a soft landing for the economy and moved slowly back to our traditional allocation, with a focus on mortgages.



                      4  OPPENHEIMER U.S. GOVERNMENT TRUST

----------------------------------
Average Annual
Total Returns

For the Periods Ended 9/30/00(1)

Class A
1-Year 5-Year 10-Year
----------------------------------
1.42%  4.96%  6.66%

Class B       Since
1-Year 5-Year Inception
----------------------------------
0.68%  4.86%  5.29%

Class C       Since
1-Year 5-Year Inception
----------------------------------
4.67%  5.21%  5.01%

Class Y       Since
1-Year 5-Year Inception
----------------------------------
6.72%  N/A    4.12%

----------------------------------

Standardized Yields(2)

For the 30 Days Ended 8/31/00
----------------------------------
Class A                5.98%
----------------------------------
Class B                5.49
----------------------------------
Class C                5.49
----------------------------------
Class Y                6.63

----------------------------------


How did you achieve the Fund's competitive yield during the reporting period?

On top of the "regular" mortgage-backed securities we normally emphasize, we have the ability to invest up to 20% of the portfolio's assets in other assets. At present, we choose to invest in collateralized mortgage-backed securities (CMBSs) for this portion of the portfolio. These are bonds backed by commercial real estate. Investors tend to favor these types of securities because they offer higher yield than comparable mortgage-related debt. Therefore, we attribute much of the Fund's yield to both AAA-rated mortgages and CMBSs.

What is your outlook for the months ahead?

For the economy at large, we do not expect the Fed to implement many more--if any--increases in short-term interest rates. If we do see another rate hike, we might react by extending the average portfolio maturity slightly or perhaps by increasing our exposure to spread products--namely, mortgage-backed securities. When the Fed is finished raising rates, we expect the Treasury yield curve to steepen once again. We do expect a soft landing for the economy this year, particularly since inflation seems to remain in check while economic growth seems to be running at a healthy, yet moderate, pace. Based on this outlook, we continue to favor mortgage-related securities, especially CMBSs. We may increase our holdings of CMBSs closer to the 20% of total assets permissible for the portfolio. We will likely continue to maintain a larger-than-usual allocation to these non-Treasury securities, and will seek opportunities to add yield when appropriate. This disciplined strategy, we believe, is what helps make Oppenheimer U.S. Government Trust part of The Right Way to Invest.



1. See page 10 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended August 31, 2000 and maximum offering price as of August 31, 2000. Falling share prices will tend to artificially raise yields.



                      5  OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGERS



Top Five Holdings/4/
-------------------------------------------------------
U.S. Treasury Notes                             30.4%
-------------------------------------------------------
Federal National Mortgage Assn.                 24.4
-------------------------------------------------------
Federal Home Loan Mortgage Corp.                17.8
-------------------------------------------------------
Government National Mortgage Assn.               6.3
-------------------------------------------------------
Treasury Repurchase                              3.8


--------------------------
Credit Allocation/3/

     [PIE CHART]

 .  Treasury       29.0%
 .  Gov't Agency   48.8
 .  AAA             5.8
 .  AA              0.7
 .  A               6.8
 .  BBB             5.1
 .  Other           3.8
--------------------------



3. Portfolio is subject to change. Percentages are as of August 31, 2000, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 0.39% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category. The Fund may invest in securities of any maturity, including those issued by private issuers and federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.
4. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on total market value of investments.




                      6  OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE


How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the first few months of the fiscal year that ended August 31, 2000, Oppenheimer U.S. Government Trust's portfolio emphasized mortgage-related securities, primarily to take advantage of the attractive yields these issues offered over Treasury securities. However, in response to key market events that directly affected the fixed income markets, the portfolio management team actively adjusted the portfolio's allocations at various times throughout the rest of the fiscal year. Mortgage-related securities, particularly collateralized mortgage-backed securities, provided the Fund with the bulk of its good performance for the fiscal year. The management team expects to continue to emphasize these non-Treasury securities, due to the favorable yield advantage they continue to offer over Treasuries. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until its fiscal year-end of August 31, 2000. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the Class on July 21, 1995, and in the case of Class C shares, from the inception of the Class on December 1, 1993. In the case of Class Y shares, performance is measured from the inception of the Class on May 18, 1998. The Fund's performance reflects the deduction of the current maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

     The Fund's performance is compared to that of the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and U.S. Government guaranteed corporate debt, and is widely regarded as a general measurement of the performance of the U.S. Government bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.



                      7  OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer U.S. Government Trust (Class A)
Lehman Brothers U.S. Government Bond Index


                                  [LINE GRAPH]

                         Oppenheimer U.S.              Lehman Brothers U.S.
                     Government Trust (Class A)       Government Bond Index
6/30/90                       9,525                           10,000
9/30/90                       9,661                           10,083
12/31/90                      10,073                          10,637
3/31/91                       10,309                          10,867
6/30/91                       10,432                          11,014
9/30/91                       11,005                          11,642
12/31/91                      11,608                          12,266
3/31/92                       11,380                          12,051
6/30/92                       11,793                          12,528
9/30/92                       12,127                          13,146
12/31/92                      12,193                          13,152
3/31/93                       12,591                          13,746
6/30/93                       12,919                          14,144
9/30/93                       13,182                          14,603
12/31/93                      13,168                          14,554
3/31/94                       12,897                          14,116
6/30/94                       12,767                          13,955
9/30/94                       12,904                          14,014
12/31/94                      13,000                          14,063
3/31/95                       13,703                          14,724
6/30/95                       14,200                          15,638
9/30/95                       14,455                          15,915
12/31/95                      14,942                          16,642
3/31/96                       14,808                          16,266
6/30/96                       14,897                          16,343
8/31/96                       14,959                          16,347
11/30/96                      15,708                          17,279
2/28/97                       15,742                          17,145
5/31/97                       16,051                          17,357
8/31/97                       16,522                          17,872
11/30/97                      17,076                          18,549
2/28/98                       17,439                          18,972
5/31/98                       17,659                          19,307
8/31/98                       18,051                          20,066
11/30/98                      18,220                          20,543
2/28/99                       18,112                          20,216
5/31/99                       18,092                          20,163
8/31/99                       17,980                          20,093
11/30/99                      18,222                          20,261
2/29/2000                     18,318                          20,444
5/31/2000                     18,594                          20,759
8/31/2000                     19,243                          21,649


Average Annual Total Return of Class A Shares of the Fund at 8/31/00(2)

1-Year 1.94%   5-Year 5.06%   10-Year 6.68%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer U.S.  Government Trust (Class B)
Lehman Brothers U.S. Government Bond Index


                                  [LINE GRAPH]


                          Oppenheimer U.S.               Lehman Brothers
                     Government Trust (Class B)     U.S. Government Bond Index

7/21/95                       10,000                          10,000
9/30/95                       10,230                          10,177
12/31/95                      10,563                          10,642
3/31/96                       10,438                          10,402
6/30/96                       10,480                          10,451
8/31/96                       10,509                          10,454
11/30/96                      11,015                          11,050
2/28/97                       11,018                          10,964
5/31/97                       11,214                          11,100
8/31/97                       11,521                          11,429
11/30/97                      11,886                          11,862
2/28/98                       12,116                          12,132
5/31/98                       12,246                          12,347
8/31/98                       12,494                          12,832
11/30/98                      12,587                          13,137
2/28/99                       12,489                          12,928
5/31/99                       12,451                          12,894
8/31/99                       12,350                          12,849
11/30/99                      12,493                          12,956
2/29/2000                     12,535                          13,074
5/31/2000                     12,700                          13,275
8/31/2000                     13,021                          13,844

Average Annual Total Return of Class B Shares of the Fund at 8/31/00(2)

1-Year 1.22%   5-Year 4.96%   Life 5.30%


1. The Fund changed its fiscal year end from 6/30 to 8/31.
2. See page 10 for further details.



                      8  OPPENHEIMER U.S. GOVERNMENT TRUST

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

__ Oppenheimer U.S. Government Trust (Class C)
__ Lehman Brothers U.S.Government Bond Index


                                  [LINE GRAPH]

                          Oppenheimer U.S.              Lehman Brothers U.S.
                      Government Trust (Class C)       Government Bond Index

12/1/93                       10,000                          10,000
12/31/93                      10,081                          9,929
3/31/94                       9,787                           9,630
6/30/94                       9,678                           9,520
9/30/94                       9,761                           9,560
12/31/94                      9,815                           9,593
3/31/95                       10,323                          10,045
6/30/95                       10,676                          10,668
9/30/95                       10,835                          10,857
12/31/95                      11,190                          11,353
3/31/96                       11,057                          11,097
6/30/96                       11,114                          11,149
8/31/96                       11,146                          11,152
11/30/96                      11,684                          11,788
2/28/97                       11,687                          11,697
5/31/97                       11,896                          11,841
8/31/97                       12,222                          12,192
11/30/97                      12,610                          12,654
2/28/98                       12,853                          12,942
5/31/98                       12,991                          13,171
8/31/98                       13,241                          13,689
11/30/98                      13,353                          14,015
2/28/99                       13,234                          13,792
5/31/99                       13,209                          13,755
8/31/99                       13,101                          13,707
11/30/99                      13,237                          13,822
2/29/2000                     13,295                          13,947
5/31/2000                     13,471                          14,162
8/31/2000                     13,915                          14,769


Average Annual Total Return of Class C Shares of the Fund at 8/31/00(2) 1-Year 5.21% 5-Year 5.29% Life 5.02%


Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

__ Oppenheimer U.S. Government Trust (Class Y)
__ Lehman Brothers U.S.Government Bond Index

                                  [LINE GRAPH]

                         Oppenheimer U.S.               Lehman Brothers
                     Government Trust (Class Y)     U.S.Government Bond Index
5/18/98                       10,000                          10,000
5/31/98                       10,062                          10,103
8/31/98                       10,282                          10,500
11/30/98                      10,316                          10,750
2/28/99                       10,238                          10,578
5/31/99                       10,235                          10,551
8/31/99                       10,198                          10,514
11/30/99                      10,342                          10,601
2/29/2000                     10,400                          10,698
5/31/2000                     10,570                          10,862
8/31/2000                     10,950                          11,328


Average Annual Total Return of Class Y Shares of the Fund at 8/31/00(2) 1-Year 7.39% Life 4.05%



The performance information for the Lehman Brothers U.S. Government Bond Index in the graphs begins on 6/30/90 for Class A, 7/31/95 for Class B,11/30/93 for Class C and 5/31/98 for Class Y.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                      9  OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A The inception date of the Fund was 8/16/85. Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 7/21/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge. The ending account value shown in the graph is net of the applicable 1% contingent deferred sales charge.

Class C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 5/18/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.





                      10  OPPENHEIMER U.S. GOVERNMENT TRUST

                                                            Financials













                      11  OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS August 31, 2000


                                                      Principal     Market Value
                                                        Amount       See Note 1
================================================================================
   Mortgage-Backed Obligations--75.3%
--------------------------------------------------------------------------------
   Government Agency--55.6%
--------------------------------------------------------------------------------
   FHLMC/FNMA/Sponsored--48.3%
   Federal Home Loan Mortgage Corp., Collateralized
   Mtg. Obligations, Gtd. Multiclass Mtg.
   Participation Certificates:
   8%, 7/1/30(1)                                    $ 10,000,000    $ 10,100,000
   9.50%, 12/1/02-11/1/03                                114,579         116,764
   14%, 1/1/11                                           145,446         163,397
   Series 151, Cl. F, 9%, 5/15/21                      1,130,831       1,177,829
   Series 1585, Cl. J, 6.50%, 10/15/22                12,500,000      12,324,125
   Series 1673, Cl. H, 6%, 11/15/22                    5,000,000       4,746,850
   Series 1702-A, Cl. PD, 6.50%, 4/15/22               6,259,000       6,137,701
   Series 1727, Cl. H, 6.50%, 8/15/23                 10,000,000       9,640,600
   Series 2040, Cl. PE, 7.50%, 3/15/28                 5,100,000       5,101,581
   Series 2072, Cl. PN, 5.75%, 7/15/24                 5,500,000       5,156,250
   Series 2130, Cl. NA, 6.25%, 3/15/29                 6,185,276       5,522,276
   Series 2132, Cl. GA, 6.15%, 2/15/27                 3,468,708       3,315,843
   Series 2149, Cl. EA, 6.50%, 9/15/26                 4,118,163       4,004,914
   Series 2215, Cl. PH, 6.50%, 2/15/30                 6,000,000       5,555,580
   Series 2219, Cl. PH, 6.50%, 12/15/23               15,000,000      14,653,050
   Series 2228, Cl. PQ, 7.50%, 8/15/25                10,000,000      10,171,800
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp., Gtd. Multiclass
   Mtg. Participation Certificates:
   7.50%, 9/1/12                                       7,698,054       7,737,314
   11.50%, 6/1/20                                        367,440         401,888
   12.50%, 7/1/19                                        760,895         845,888
   13%, 8/1/15                                           743,502         835,042
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp.,
   Interest-Only Stripped
   Mtg.-Backed Security:
   Series 164, Cl. A, 7.329%, 3/1/24(2)                9,158,146       2,930,607
   Series 192, Cl. IO, 10.444%, 2/1/28(2)             29,271,673       8,822,665
   Series 197, Cl. IO, 11.248%, 4/1/28(2)                430,681         131,627
   Series 199, Cl. IO, 18.28%, 8/1/28(2)              36,268,566      11,458,600
   Series 202, Cl. IO, 9.986%, 4/1/29(2)              11,340,110       3,625,291
   Series 203, Cl. IO, 9.973%, 6/15/29(2)             23,351,590       7,669,538
   Series 205, Cl. IO, 11.371%, 9/15/29(2)            14,308,735       4,540,788
   Series 206, Cl. IO, 15.337%, 12/15/29(2)            4,826,112       1,522,488
   Series 303, Cl. IO, 14.794%, 11/1/29(2)             4,747,411       1,420,514
   Series 1991, Cl. PJ, 10.948%, 9/15/27(2)            5,000,000       2,140,625
   Series 2030, Cl. PE, 11.01%, 2/15/28(2)             2,000,000         734,375
   Series 2052, Cl. IB, 10.719%, 4/15/28(2)            4,000,000       1,997,500
   Series 2197, Cl. PL, 12.114%, 6/15/24(2)            3,274,857         606,872
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp., Principal-Only Stripped
   Mtg.-Backed Security, Series 1688,
   Cl.PO, 8.395%, 3/15/14(3)                           2,923,596       1,783,394
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp.--Government National
   Mortgage Assn., Gtd. Multiclass Mtg.
   Participation Certificates,
   Series 28, Cl. PG, 6.875%, 2/25/23                  5,712,000       5,594,161



                      12 OPPENHEIMER U.S. GOVERNMENT TRUST

                                                         Principal  Market Value
                                                           Amount    See Note 1
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 11/1/28                                      $ 12,097,931    $ 11,570,703
6.50%, 7/25/12(1)                                     13,800,000      13,437,750
7%, 8/25/29-4/1/30                                    16,781,047      16,361,208
7%, 9/25/27(1)                                        45,000,000      43,861,050
7.50%, 9/1/29-1/1/30                                  37,899,646      37,654,771
7.50%, 9/1/29(1)                                      15,000,000      14,896,950
8%, 9/1/29(1)                                         30,000,000      30,262,500
11%, 7/1/16                                              479,265         518,810
11.50%, 11/1/15                                          260,177         284,570
12%, 2/15/16-4/15/19                                   2,209,797       2,453,560
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized
Mtg. Obligations, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                      2,520,000       2,577,481
Trust 1993-202, Cl. PH, 6.50%, 2/25/22                 2,601,615       2,551,196
Trust 1994-27, Cl. PH, 6.50%, 9/25/22                  4,000,000       3,913,720
Trust 1997-63, Cl. PC, 6.50%, 3/18/26                  7,500,000       7,340,625
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Mtg.
Pass-Through Certificates:
8%, 12/1/22                                            1,043,636       1,058,759
13%, 11/1/12                                              19,768          21,937
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd.
Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1994-56, Cl. H, 6%, 7/25/22                      6,900,000       6,626,139
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 294, Cl. 2, 10.282%, 2/1/28(2)                   4,618,638       1,407,963
Trust 302, Cl. 2, 9.243%-9.998%, 6/1/29(2)            37,458,307      11,893,014
Trust G93-15, Cl. JA, 14.167%, 4/25/23(2)              2,657,412         709,184
--------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security:
Trust 303, Cl. PO, 5.032%, 11/1/29(1,3)               11,868,528       8,256,045
Trust 1999-51, Cl. M, 4.572%, 10/25/29(3)              4,731,382       2,395,262
                                                                     -----------
                                                                     382,740,934

--------------------------------------------------------------------------------
GNMA/Guaranteed--7.3%
Government National Mortgage Assn.:
6.50%, 11/15/23-2/20/29                               12,153,865      11,628,438
7%, 1/15/28-8/15/28                                   12,119,007      11,895,660
7.25%, 12/15/05                                           13,756          13,854
7.375%, 4/20/17(4)                                       173,774         174,807
7.50%, 10/15/06-11/15/26                              14,491,080      14,512,887
8%, 4/15/02-8/15/28                                    7,799,672       7,917,652
8.25%, 4/15/08                                            63,279          64,983
8.50%, 6/15/01-1/15/06                                    13,901          13,962
9%, 9/15/08-5/15/09                                      167,220         173,487
9.50%, 4/15/01(5)                                            920             925
9.50%, 7/15/18-1/15/20                                   422,729         443,163
10%, 6/15/16-8/15/19                                     867,037         927,186
10.50%, 11/15/00(5(                                        1,139           1,145
10.50%, 2/15/13-5/15/21                                2,254,174       2,437,801
11%, 10/20/19-7/20/20                                  1,756,183       1,884,718
11.50%, 2/15/13-4/15/13                                   69,564          76,381




                      13 OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Continued

                                                                        Principal   Market Value
                                                                          Amount     See Note 1
------------------------------------------------------------------------------------------------
   GNMA/Guaranteed Continued
   Government National Mortgage Assn.: continued
   12%, 12/15/12-3/15/14                                               $   9,094       $  10,091
   12.50%, 1/15/14-6/15/19                                               393,064         439,230
   13%, 4/15/11-12/15/14                                                  72,007          80,620
   13.50%, 4/15/11-8/15/14                                                67,276          76,761
   14%, 6/15/11                                                           18,667          21,492
------------------------------------------------------------------------------------------------
   Government National Mortgage Assn., Interest-Only Stripped
   Mtg.-Backed Security, Series 1999-29,
   Cl. PI, 10.806%, 7/16/28(2)                                        17,225,167       4,607,732
                                                                                      ----------
                                                                                      57,402,975
------------------------------------------------------------------------------------------------
   Private--19.7%
------------------------------------------------------------------------------------------------
   Commercial--13.2%
   Asset Backed Securities Corp. Long Beach Home Equity Loan Trust,
   Home Equity Loan Pass-Through Certificates,
   Series 2000-LB1, Cl. M2F, 8.70%, 3/21/29                            5,000,000       4,998,438
------------------------------------------------------------------------------------------------
   Asset Securitization Corp./Nomura Asset Capital Corp., Commercial
   Mtg. Pass-Through Certificates,
   Series 1997-MD7, Cl. A1B, 7.41%, 1/13/30                            5,000,000       4,939,063
------------------------------------------------------------------------------------------------
   Capital Lease Funding Securitization LP, Interest-Only Corporate
   Credit-Backed Pass-Through Certificates,
   Series 1997-CTL1, 9.459%-9.479%, 6/22/24(2,5)                      62,235,388       2,275,481
------------------------------------------------------------------------------------------------
   Commercial Mortgage Acceptance Corp., Interest-Only Stripped
   Mtg.-Backed Security,
   Series 1996-C1, Cl. X-2, 18.309%, 12/25/20(2,5)                    19,820,146         247,752
------------------------------------------------------------------------------------------------
   CRIIMI MAE Trust I, Commercial Mtg. Trust:
   Series 1998-C1, Cl. A1, 7%, 11/2/06(6)                              4,500,000       4,147,383
   Series 1998-C1, Cl. A2, 7%, 3/2/11(6)                               5,000,000       4,500,000
------------------------------------------------------------------------------------------------
   CS First Boston Mortgage Securities Corp., Interest-Only Stripped
   Mtg.-Backed Security,
   Series 1998-C1, Cl. AX, 8.511%, 4/11/30(2)                         24,527,663       1,525,314
------------------------------------------------------------------------------------------------
   CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
   Certificates,
   Series 1999-C1, Cl. C, 7.942%, 9/15/09(4)                          10,000,000      10,029,688
------------------------------------------------------------------------------------------------
   Embarcadero Aircraft Securitization Trust Bonds, Series 2000-A,
   Cl. B, 7.72%, 8/15/25(4,5)                                          5,000,000       5,000,000
------------------------------------------------------------------------------------------------
   FDIC Real Estate Mortgage Investment Conduit Trust, Commercial
   Mtg. Pass-Through Certificates,
   Series 1994-C1, Cl. 2G, 8.70%, 9/25/25                              3,000,000       2,880,000
------------------------------------------------------------------------------------------------
   First Union-Lehman Brothers Commercial Mortgage Trust,
   Interest-Only Stripped Mtg.-Backed Security, Series 1998-C2,
   Cl. IO, 9.669%, 5/18/28(2)                                         29,171,607       1,028,983
------------------------------------------------------------------------------------------------
   GMAC Commercial Mtg. Securities, Inc., Mtg. Pass-Through
   Certificates, Interest-Only Stripped Mtg.-Backed Security,
   Series 1997-C1, Cl. X, 8.375%, 7/15/27(2)                          22,003,174       1,650,238
------------------------------------------------------------------------------------------------
   Goldman Sachs Group LP, Commercial Mtg. Pass-Through Certificates,
   Series 2000-CCT, Cl. E, 8.15%, 12/15/04(5)                          1,000,000       1,000,000
------------------------------------------------------------------------------------------------
   LB Commercial Conduit Mortgage Trust, Sub. Bonds,
   Series 1999-C1,
   Cl. E, 7.02%, 10/15/30                                              6,602,000       6,044,956
------------------------------------------------------------------------------------------------
   Morgan Stanley Capital I, Inc., Commercial Mtg.
   Pass-Through Certificates,
   Series 1995-GAL1, Cl. C, 7.95%, 8/15/27(5)                          5,014,988       5,087,078
------------------------------------------------------------------------------------------------
   MSF Funding LLC, Collateralized Mtg. Obligations,
   Series 2000-1, Cl. A, 9.12%, 7/25/07(4,5)                           5,000,000       5,000,000


                      14  OPPENHEIMER U.S. GOVERNMENT TRUST

                                                       Principal    Market Value
                                                         Amount      See Note 1
--------------------------------------------------------------------------------
Nomura Asset Securitization Corp., Commercial
Mtg. Pass-Through Certificates, Series 1998-D6,
Cl. A3, 7.239%, 3/17/28(4)                          $  7,500,000    $  7,119,141
--------------------------------------------------------------------------------
Providian Master Trust Sub. Bonds,
Series 2000-2, Cl. C, 7.98%, 4/15/09(5)                3,000,000       2,995,313
--------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg.
Pass-Through Certificates:
Series 1993-C1, Cl. D, 9.45%, 5/25/24                    211,145         209,991
Series 1994-C1, Cl. C, 8%, 6/25/26                     1,235,330       1,229,540
Series 1995-C1, Cl. D, 6.90%, 2/25/27                  7,677,000       7,510,865
--------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII,
Commercial Mtg. Pass-Through Certificates,
Series 2000-NL1, Cl. A2, 6.905%, 9/15/08(5)           10,000,000       9,618,750
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Multiclass Pass-Through Certificates:
Series 1996-CFL, Cl. D, 7.034%, 2/25/28                3,700,000       3,668,781
Series 1999-C3, Cl. G, 8.07%, 3/20/02(4)               9,492,345       9,524,975
--------------------------------------------------------------------------------
Vendee Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series
1995-2B, Cl. IO, 16.879%, 6/15/25(2)                  78,783,762       2,486,612
                                                                     -----------
                                                                     104,718,342

--------------------------------------------------------------------------------
Manufactured Housing--0.6%
Conseco Finance Securitizations Corp., Home
Equity Loan Pass-Through Certificates,
Series 2000-4, Cl. M1, 8.73%, 5/1/32                   5,000,000       5,032,813
--------------------------------------------------------------------------------
Residential--5.9%
Amortizing Residential Collateral Trust,
Collateralized Mtg. Obligations,
Trust 2000-BC1, Cl. B, 8.901%, 1/25/30(4,5)            2,000,000       1,998,125
--------------------------------------------------------------------------------
Block Mortgage Finance, Inc., Asset
Backed Certificates, Series 1999-1,
Cl. A2, 6%, 4/27/20                                    5,000,000       4,900,000
--------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1993-12, Cl. B1, 6.625%, 2/25/24                       2,767,841       2,515,276
--------------------------------------------------------------------------------
Imperial CMB Trust, Collaterized Mtg.
Obligations, Trust 1998-1,
Cl. B, 7.25%, 11/25/29                                 3,208,016       3,121,801
--------------------------------------------------------------------------------
Northwest Asset Securities Corp.,
Collateralized Mtg. Obligations,
Series 1996-5, Cl. A17, 8%, 11/25/26                   5,000,000       5,015,600
--------------------------------------------------------------------------------
Option One Mortgage Trust,
Collateralized Mtg. Obligations:
Series 1999-2, 9.66%, 6/25/29(5)                      12,085,309      11,862,486
Series 1999-4, Cl. BBB, 9.67%, 12/26/29                3,339,133       3,323,482
--------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, Inc.,
Mtg. Pass-Through Certificates:
Series 1993-S10, Cl. A9, 8.50%, 2/25/23                  194,048         195,019
Series 1993-S47, Cl. A18, 6.50%, 12/25/23              3,761,107       3,676,482
Series 1998-S31, Cl. A1, 6.50%, 12/25/28               5,075,456       4,835,946
--------------------------------------------------------------------------------
Washington Mutual Finance Corp.,
Collateralized Mtg. Obligations,
Series 2000-1, Cl. M3, 8.37%, 1/25/40(5)               5,000,000       4,956,250
                                                                      ----------
                                                                      46,400,467
                                                                      ----------
Total Mortgage-Backed Obligations (Cost $593,607,533)                596,295,531

                      15  OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS Continued

                                                     Principal      Market Value
                                                       Amount        See Note 1
=================================================================================

   U.S. Government Obligations--34.9%
   U.S. Treasury Bonds:
   6.125%, 11/15/27                                $ 28,900,000    $  29,893,437
   6.25%, 5/15/30                                    34,530,000       37,367,952
   8.875%, 2/15/19                                    9,055,000       11,975,238
   11.25%, 2/15/15                                    1,450,000        2,182,704
   STRIPS, 6.44%, 11/15/18(7)                        38,700,000       13,309,975
---------------------------------------------------------------------------------
   U.S. Treasury Nts.:
   5.25%, 5/15/04                                    17,000,000       16,553,750
   5.25%, 5/31/01                                    10,000,000        9,921,880
   5.625%, 2/15/06                                    8,000,000        7,857,504
   5.625%, 5/15/08(8)                                44,000,000       43,147,500
   5.875%, 11/15/04                                  14,000,000       13,921,250
   6%, 8/15/09                                          460,000          462,875
   6.25%, 8/31/02(8)                                 45,500,000       45,542,679
   6.375%, 6/30/02                                    6,000,000        6,016,878
   6.50%, 2/15/10                                    15,000,000       15,660,945
   6.50%, 5/31/01                                     8,000,000        8,010,000
   6.75%, 5/15/05                                    10,000,000       10,312,500
   STRIPS, 6.88%, 5/15/09(7)                          6,800,000        4,068,270
                                                                   --------------
   Total U.S. Government
   Obligations (Cost $270,214,481)                                   276,205,337


                                    Date    Strike    Contracts
=================================================================================
   Options Purchased--0.0%

   U.S. Treasury Nts. Futures,
   10 yr., 9/20/00
   (Cost $82,350)                 9/22/00     100%          720           45,000

                                                      Principal
                                                         Amount
=================================================================================
   Repurchase Agreements--4.4%

   Repurchase agreement with Banc One
   Capital Markets, Inc., 6.57%,
   dated 8/31/00, to be repurchased
   at $34,734,338 on 9/1/00,
   collateralized by U.S. Treasury
   Bonds, 11.875%, 11/15/03, with
   a value of $12,532,816 and
   U.S. Treasury Nts., 4.625%-7.875%,
   12/31/00-11/15/04, with a value of
   $22,914,972 (Cost $34,728,000                    $34,728,000       34,728,000
---------------------------------------------------------------------------------
   Total Investments, at Value (Cost
   $898,632,364)                                          114.6%     907,273,868
---------------------------------------------------------------------------------
   Liabilities in Excess of Other Assets                  (14.6)    (115,737,732)
                                                     ----------------------------
   Net Assets                                             100.0%    $791,536,136
                                                     ============================





                      16  OPPENHEIMER U.S. GOVERNMENT TRUST

Footnotes to Statement of Investments

1. When-issued security to be delivered and settled after August 31, 2000.
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $75,433,763 or 9.53% of the Fund's net assets as of August 31, 2000.
3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
4. Represents the current interest rate for a variable or increasing rate security.
5. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,647,383 or 1.09% of the Fund's net assets as of August 31, 2000.
7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
8. Securities with an aggregate market value of $2,094,939 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.


See accompanying Notes to Financial Statements.



                      17  OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2000

===========================================================================================
Assets

Investments, at value (cost $898,632,364)--see accompanying statement      $  907,273,868
-------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis                                       102,542,069
Interest and principal paydowns                                                 6,956,995
Shares of beneficial interest sold                                              1,964,047
Daily variation on futures contracts                                              267,249
                                                                           ----------------
Total assets                                                                1,019,004,228
===========================================================================================

Liabilities

Bank overdraft                                                                     23,421
-------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis                                  223,436,759
Shares of beneficial interest redeemed                                          1,868,474
Dividends                                                                         660,169
Transfer and shareholder servicing agent fees                                     497,022
Distribution and service plan fees                                                319,644
Trustees' compensation                                                            256,845
Daily variation on futures contract                                               107,625
Other                                                                             298,133
                                                                           ----------------
Total liabilities                                                             227,468,092
===========================================================================================
Net Assets                                                                 $  791,536,136
                                                                           ================
Composition of Net Assets

Paid-in capital                                                            $  836,453,665
-------------------------------------------------------------------------------------------
Undistributed net investment income                                               651,260
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                     (54,390,729)
-------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                      8,821,940
                                                                           ----------------
Net Assets                                                                 $  791,536,136
                                                                           ================
===========================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redempton price per share (based on net assets of $559,194,207 and 60,830,834 shares of beneficial interest
outstanding)                                                                        $9.19
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                         $9.65
-------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $140,512,399 and 15,304,480 shares of beneficial
interest outstanding)                                                               $9.18
-------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $91,496,210
and 9,968,753 shares of beneficial interest outstanding)                            $9.18
------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $333,320 and 36,270 shares of
beneficial interest outstanding)                                                    $9.19


See accompanying Notes to Financial Statements.



                      18  OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2000

================================================================================
   Investment Income

   Interest                                                       $ 57,742,277
================================================================================
   Expenses

   Management fee                                                    4,522,725
--------------------------------------------------------------------------------
   Distribution and service plan fees:
   Class A                                                           1,309,481
   Class B                                                           1,520,179
   Class C                                                             778,765
--------------------------------------------------------------------------------
   Transfer and shareholder servicing agent fees:
   Class A                                                           1,075,977
   Class B                                                             293,467
   Class C                                                             157,749
   Class Y                                                                  35
--------------------------------------------------------------------------------
   Custodian fees and expenses                                         201,635
--------------------------------------------------------------------------------
   Trustees' compensation                                               88,221
--------------------------------------------------------------------------------
   Other                                                               414,250
                                                                  --------------
   Total expenses                                                   10,362,484
   Less expenses paid indirectly                                       (54,444)
                                                                  --------------
   Net expenses                                                     10,308,040

================================================================================
   Net Investment Income                                            47,434,237

================================================================================
   Realized and Unrealized Gain (Loss)

   Net realized loss on:
   Investments                                                    (16,368,551)
   Closing of futures contracts                                    (4,494,569)
                                                                  --------------
   Net realized loss                                              (20,863,120)

--------------------------------------------------------------------------------
   Net change in unrealized appreciation on investments            23,566,114
                                                                  --------------
   Net realized and unrealized gain                                 2,702,994

================================================================================
   Net Increase in Net Assets Resulting from Operations           $50,137,231
                                                                  ==============



See accompanying Notes to Financial Statements.



                      19  OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,                                                2000           1999
==========================================================================================
Operations
Net investment income                                       $ 47,434,237    $ 45,688,652
------------------------------------------------------------------------------------------
Net realized loss                                            (20,863,120)    (20,494,402)
------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)          23,566,114     (30,866,136)
                                                             -----------------------------
Net increase (decrease) in net assets resulting from
operations                                                    50,137,231      (5,671,886)
==========================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment
income:
Class A                                                      (34,181,276)    (33,809,733)
Class B                                                       (8,382,464)     (7,957,107)
Class C                                                       (4,305,333)     (2,827,598)
Class Y                                                           (1,720)            (62)
------------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                         (410,863)       (799,667)
Class B                                                         (100,744)       (217,465)
Class C                                                          (51,781)        (77,019)
Class Y                                                              (56)             (1)

==========================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                      (21,962,697)      42,350,597
Class B                                                      (34,285,804)      66,248,916
Class C                                                       23,372,786       31,017,430
Class Y                                                          330,557                3

==========================================================================================
Net Assets

Total increase (decrease)                                    (29,842,164)      88,256,408
------------------------------------------------------------------------------------------
Beginning of period                                          821,378,300      733,121,892
                                                           -------------------------------
End of period (including undistributed net investment
income of $651,260 and $679,602, respectively)              $791,536,136     $821,378,300
                                                           ===============================


See accompanying Notes to Financial Statements.



                      20  OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS

                                                                                                            Year            Year
                                                                                                           Ended           Ended
                                                                                                         Aug. 31,        June 30,
Class A                                     2000            1999            1998            1997         1996/1/            1996
==================================================================================================================================
Per Share Operating Data

Net asset value, beginning of period       $9.15           $9.74           $9.48           $9.23           $9.30           $9.51
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                        .58             .56             .65             .71             .10             .67
Net realized and unrealized gain
(loss)                                       .04            (.59)            .26             .23            (.07)           (.21)
                                         -----------------------------------------------------------------------------------------
Total income (loss) from
investment operations                        .62            (.03)            .91             .94             .03             .46
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income        (.57)           (.55)           (.65)           (.69)           (.10)           (.66)
Tax return of capital distribution          (.01)           (.01)             --              --              --            (.01)
                                         -----------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                             (.58)           (.56)           (.65)           (.69)           (.10)           (.67)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $9.19           $9.15           $9.74           $9.48           $9.23           $9.30
                                         =========================================================================================
==================================================================================================================================
Total Return, at Net Asset Value/2/         7.03%          (0.40)%          9.26%          10.45%           0.42%           4.91%

==================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in
thousands)                              $559,194        $579,064        $573,792        $468,809        $503,693        $504,966
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $542,931        $591,229        $516,173        $478,410        $508,123        $452,236
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                       6.37%           5.85%           6.17%           7.58%           6.64%           7.07%
Expenses                                    1.12%           1.06%           1.03%/4/        1.06%/4/        1.09%/4/        1.08%/4/
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      181%            199%             80%             43%              6%            400%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.




                      21  OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  Continued

                                                                                                             Year            Year
                                                                                                            Ended           Ended
                                                                                                          Aug. 31,        June 30,
Class B                                       2000         1999            1998           1997            1996(1)         1996(2)
===================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period         $9.14           $9.73           $9.47           $9.22          $9.29          $9.40
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                          .51             .48             .56             .64            .09            .56
Net realized and unrealized gain (loss)        .04            (.59)            .27             .23           (.07)          (.11)
                                          -----------------------------------------------------------------------------------------
Total income (loss) from
investment operations                          .55            (.11)            .83             .87            .02            .45
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income          (.50)           (.47)           (.57)           (.62)          (.09)          (.55)
Tax return of capital distribution            (.01)           (.01)           --              --             --             (.01)
                                          -----------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.51)           (.48)           (.57)           (.62)          (.09)          (.56)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $9.18           $9.14           $9.73           $9.47          $9.22          $9.29
                                          =========================================================================================
===================================================================================================================================
Total Return, at Net Asset Value/3/           6.22%          (1.15)%          8.45%           9.63%          0.28%          4.80%

===================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in
thousands)                                $140,512        $174,622        $118,873         $52,301        $36,504        $30,737
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $151,770        $160,782         $76,030         $41,420        $35,078        $19,227
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income                         5.60%           5.09%           5.33%           6.77%          5.82%          6.44%
Expenses                                      1.87%           1.81%           1.78%(5)        1.81%(5)       1.88%(5)       1.93%(5)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        181%            199%             80%             43%             6%           400%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. For the period from July 21, 1995 (inception of offering) to June 30, 1996.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.


See accompanying Notes to Financial Statements.


                      22  OPPENHEIMER U.S. GOVERNMENT TRUST


                                                                              Year     Year
                                                                             Ended    Ended
                                                                           Aug. 31,  June 30,
Class C                                 2000    1999      1998     1997    1996/1/     1996
===============================================================================================
Per Share Operating Data
Net asset value, beginning of period   $9.14   $9.72     $9.47    $9.22    $9.29      $9.50
-----------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                    .51     .48       .56      .64      .09        .60
Net realized and unrealized gain (loss)  .04    (.58)      .26      .23     (.07)      (.21)
                                       --------------------------------------------------------
Total income (loss) from
investment operations                    .55    (.10)      .82      .87      .02        .39
-----------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income   (.50)    (.47)    (.57)     (.62)    (.09)      (.59)
Tax return of capital distribution     (.01)    (.01)       --        --       --      (.01)
                                       --------------------------------------------------------
Total dividends and/or distributions
to shareholders                        (.51)    (.48)    (.57)     (.62)    (.09)      (.60)
-----------------------------------------------------------------------------------------------
Net asset value, end of period         $9.18   $9.14    $9.72     $9.47    $9.22      $9.29
                                       ========================================================

===============================================================================================
Total Return, at Net Asset Value/2/     6.21%  (1.05)%   8.34%     9.65%    0.28%      4.11%

===============================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                       $91,496  $67,691  $40,456  $21,625  $18,547    $18,531
-----------------------------------------------------------------------------------------------
Average net assets (in thousands)    $77,875  $56,943  $27,135  $19,505  $18,620    $15,766
-----------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                   5.61%    5.11%   5.36%     6.81%    5.90%      6.27%
Expenses                                1.88%    1.81%   1.78%/4/  1.80%/4/ 1.84%/4/   1.85%/4/
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                  181%     199%     80%       43%       6%       400%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                      23  OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS  Continued

   Class Y Year Ended August 31,                         2000         1999     1998/1/
======================================================================================
   Per Share Operating Data
   Net asset value, beginning of period                   $  9.15     $9.74    $10.00
--------------------------------------------------------------------------------------
   Income (loss) from investment operations:
   Net investment income                                     .62        .51       .18
   Net realized and unrealized gain (loss)                   .03       (.59)     (.26)
                                                          ----------------------------
   Total income (loss) from investment operations            .65       (.08)     (.08)
--------------------------------------------------------------------------------------
   Dividends and/or distributions to
   shareholders:
   Dividends from net investment income                      (.61)     (.50)     (.18)
   Tax return of capital distribution                       --/2/      (.01)       --
                                                          ----------------------------
   Total dividends and/or distributions to shareholders      (.61)     (.51)     (.18)
--------------------------------------------------------------------------------------
   Net asset value, end of period                         $  9.19     $9.15    $ 9.74
                                                          ============================

======================================================================================
   Total Return, at Net Asset Value3                         7.39%    (0.83)%    2.83%

======================================================================================
   Ratios/Supplemental Data
   Net assets, end of period (in thousands)               $  333      $   1    $    1
--------------------------------------------------------------------------------------
   Average net assets (in thousands)                      $   27      $   1    $    1
--------------------------------------------------------------------------------------
   Ratios to average net assets:4
   Net investment income                                    6.51%      6.19%     1.77%
   Expenses                                                 0.83%      0.69%     0.73%
--------------------------------------------------------------------------------------
   Portfolio turnover rate                                   181%       199%       80%

1. For the period from May 18, 1998 (inception of offering) to August 31, 1998.
2. Less than $0.005 per share.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


                      24  OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS

================================================================================
1.  Significant Accounting Policies

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 2000, the Fund had entered into net outstanding when-issued or forward commitments of $120,894,690.





                      25  OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================

 1. Significant Accounting Policies Continued

     In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of August 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

Expiring
----------------------------
    2003        $ 12,403,111
    2004           1,512,508
    2007           5,436,079
    2008          29,716,276

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2000, a provision of $32,875 was made for the Fund's projected benefit obligations and payments of $4,532 were made to retired trustees, resulting in an accumulated liability of $227,341 as of August 31, 2000.



                      26  OPPENHEIMER U.S. GOVERNMENT TRUST

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $563,444, a decrease in undistributed net investment income of $28,342, and a decrease in accumulated net realized loss on investments of $591,786. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.


                      27  OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest
     The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 Year Ended August 31, 2000      Year Ended August 31, 1999
                                      Shares         Amount        Shares           Amount
---------------------------------------------------------------------------------------------
Class A
Sold                              39,549,509   $359,390,902    34,020,869     $325,142,831
Dividends and/or
distributions reinvested           3,161,014     28,764,971     3,045,596       28,908,446
Redeemed                         (45,153,005)  (410,118,570)  (32,725,221)    (311,700,680)
                                 ------------------------------------------------------------
Net increase (decrease)           (2,442,482)  $(21,962,697)    4,341,244     $ 42,350,597
                                 ============================================================
---------------------------------------------------------------------------------------------
Class B
Sold                               7,182,939   $ 65,338,670    16,811,970     $160,560,159
Dividends and/or
distributions reinvested             677,015      6,154,669       657,755        6,227,351
Redeemed                         (11,658,098)  (105,779,143)  (10,589,856)    (100,538,594)
                                 ------------------------------------------------------------
Net increase (decrease)           (3,798,144)  $(34,285,804)    6,879,869     $ 66,248,916
                                 ============================================================
---------------------------------------------------------------------------------------------
Class C
Sold                               6,380,006   $ 57,982,184     6,544,899     $ 62,371,170
Dividends and/or
distributions reinvested             406,764      3,695,541       251,739        2,379,583
Redeemed                          (4,225,902)   (38,304,939)   (3,550,200)     (33,733,323)
                                 ------------------------------------------------------------
Net increase                       2,560,868   $$23,372,786     3,246,438     $ 31,017,430
                                 ============================================================
---------------------------------------------------------------------------------------------
Class Y
Sold                                  36,265   $    331,466            --     $         --
Dividends and/or
distributions reinvested                 186          1,712            --               --
Redeemed                                (285)        (2,621)           --               --
                                 ------------------------------------------------------------
Net increase                          36,166   $    330,557            --     $         --
                                 ============================================================



                      28  OPPENHEIMER U.S. GOVERNMENT TRUST

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2000, were $1,502,301,284 and $1,624,789,039, respectively.

As of August 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $908,113,084 was:

Gross unrealized appreciation              $ 16,330,379
Gross unrealized depreciation               (16,989,159)
                                           ------------
Net unrealized depreciation                $   (658,780)
                                           ============

================================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of average annual net assets over $800 million. The Fund's management fee for the year ended August 31, 2000, was an annualized rate of 0.59%, before any waiver by the Manager if applicable.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.

--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                        Aggregate        Class A      Commissions     Commissions      Commissions
                        Front-End      Front-End       on Class A      on Class B       on Class C
                    Sales Charges  Sales Charges           Shares          Shares           Shares
                       on Class A    Retained by      Advanced by     Advanced by      Advanced by
Year Ended                 Shares    Distributor   Distributor/1/   Distributor/1/   Distributor/1/
----------------------------------------------------------------------------------------------------
August 31, 2000        $1,385,828      $173,433         $743,110       $1,783,698          $93,959

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                   Class A                       Class B                           Class C
                       Contingent Deferred           Contingent Deferred               Contingent Deferred
                             Sales Charges                 Sales Charges                     Sales Charges
Year Ended         Retained by Distributor       Retained by Distributor            Retained by Distributor
------------------------------------------------------------------------------------------------------------
August 31, 2000                  $109,429                       $600,698                           $25,434




                      29  OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. Fees and Other Transactions with Affiliates Continued

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2000, payments under the Class A plan totaled $1,309,481, all of which were paid by the Distributor to recipients, and included $78,939 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 2000, were as follows:

                                                                  Distributor's       Distributor's
                                                                      Aggregate        Unreimbursed
                                                                   Unreimbursed       Expenses as %
                         Total Payments       Amount Retained          Expenses       of Net Assets
                             Under Plan        by Distributor        Under Plan            of Class
----------------------------------------------------------------------------------------------------
Class B Plan                 $1,520,179           $1,290,369         $6,820,619               4.85%
Class C Plan                    778,765              190,936            812,680               0.89



                      30  OPPENHEIMER U.S. GOVERNMENT TRUST

================================================================================
5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2000, the Fund had outstanding futures contracts as follows:

                                                                                   Unrealized
                                  Expiration    Number of     Valuation as of    Appreciation
Contract Description                    Date    Contracts     August 31, 2000   (Depreciation)
----------------------------------------------------------------------------------------------
Contracts to Purchase
U.S. Treasury Nts., 10 yr.          12/19/00           44          $4,403,438         $16,624
U.S. Treasury Nts., 10 yr.           9/20/00           80           8,012,500          43,125
U.S. Long Bond                      12/19/00          254          25,511,125         140,687
U.S. Long Bond                       9/20/00           40           4,015,000          31,250
                                                                                  -----------
                                                                                      231,686
                                                                                  -----------
Contracts to Sell
U.S. Treasury Nts., 5 yr.           12/19/00          328          32,820,500        (51,250)
                                                                                  -----------
                                                                                    $180,436
                                                                                  ===========



                      31  OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS  Continued



================================================================================
6. Illiquid or Restricted Securities

As of August 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2000 was $50,043,305, which represents 6.32% of the Fund's net assets. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit.

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the year ended August 31, 2000.




                      32  OPPENHEIMER U.S. GOVERNMENT TRUST

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer U.S. Government Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer U.S. Government Trust as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the two-month period ended August 31, 1996, and the year ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the two-month period ended August 31, 1996, and the year ended June 30, 1996, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP
Denver, Colorado
September 22, 2000



                      33  OPPENHEIMER U.S. GOVERNMENT TRUST

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     None of the dividends paid by the Fund during the year ended August 31, 2000, are eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                      34  OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMER U.S. GOVERNMENT TRUST

================================================================================
Officers and Trustees

Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustees
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
John S. Kowalik, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

===============================================================================
Distributor              OppenheimerFunds Distributor, Inc.
================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt


                        For more complete information about Oppenheimer U.S. Government Trust Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website, at www.oppenheimerfunds.com.

                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                        Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.



                        (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.



                     35   OPPENHEIMER U.S. GOVERNMENT TRUST


OPPENHEIMERFUNDS FAMILY

=================================================================================================================

Global Equity

                               Developing Markets Fund                   Global Fund
                               International Small Company Fund          Quest Global Value Fund
                               Europe Fund                               Global Growth & Income Fund
                               International Growth Fund

=================================================================================================================
Equity
                               Stock                                     Stock & Bond
                               Emerging Technologies Fund                Main Street(R) Growth & Income Fund
                               Enterprise Fund                           Quest Opportunity Value Fund
                               Discovery Fund                            Total Return Fund
                               Main Street(R) Small Cap Fund             Quest Balanced Value Fund
                               Quest Small Cap Fund/1/                   Capital Income Fund MidCap Fund
                               Multiple Strategies Fund                  Main Street(R) Opportunity Fund
                               Disciplined Allocation Fund/2/            Growth Fund Convertible Securities Fund
                               Capital Appreciation Fund                 Large Cap Growth Fund
                               Specialty Disciplined Value Fund/2/       Real Asset Fund(R) Quest Capital Value Fund
                               Gold & Special Minerals Fund              Quest Value Fund
                               Trinity Growth Fund
                               Trinity Core Fund
                               Trinity Value Fund


=================================================================================================================
Fixed Income
                               Taxable                                   Municipal
                               International Bond Fund                   California Municipal Fund/3/
                               World Bond Fund2                          Main Street(R) California Municipal Fund2,3
                               High Yield Fund                           Florida Municipal Fund3
                               Champion Income Fund                      New Jersey Municipal Fund3
                               Strategic Income Fund                     New York Municipal Fund3
                               Bond Fund                                 Pennsylvania Municipal Fund3
                               Senior Floating Rate Fund                 Municipal Bond Fund
                               U.S. Government Trust                     Insured Municipal Fund2
                               Limited-Term Government Fund              Intermediate Municipal Fund
                               Rochester Division
                               Rochester Fund Municipals
                               Limited Term New York Municipal Fund
=================================================================================================================
Money Market*
                               Money Market Fund                         Cash Reserves

1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.

2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund subject to shareholder approval.

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


                      36  OPPENHEIMER U.S. GOVERNMENT TRUST

INFORMATION AND SERVICES



                        As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
                        Internet
                        24-hr access to account information and transactions1 www.oppenheimerfunds.com
--------------------------------------------------------------------------------
                        General Information
                        Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                        1.800.525.7048
--------------------------------------------------------------------------------
                        Telephone Transactions
                        Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
                        1.800.852.8457
--------------------------------------------------------------------------------
                        PhoneLink
                        24-hr automated information and automated transactions 1.800.533.3310
--------------------------------------------------------------------------------
                        Telecommunications Device for the Deaf (TDD)
                        Mon-Fri 9am-6:30pm ET
                        1.800.843.4461
--------------------------------------------------------------------------------
                        OppenheimerFunds Market Hotline
                        24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104
--------------------------------------------------------------------------------
                        Transfer and Shareholder Servicing Agent
                        OppenheimerFunds Services
                        P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
                        Ticker Symbols Class A: OUSGX Class B: UGTBX
                        Class C: OUSCX
--------------------------------------------------------------------------------
                        1. At times this website may be inaccessible or its transaction feature may be unavailable.

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